UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2005

STANCORP FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

State of Oregon	1-14925	93-1253576
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 SW Sixth Avenue, Portland, Oregon	97204
(Address of principal executive offices)	(Zip Code)

(503) 321-7000

(Registrant’s telephone number, including area code)

No Change

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On June 13, 2005, StanCorp Financial Group, Inc. (“StanCorp”) entered into a Third Amendment, dated as of June 27, 2005, to the $75,000,000 Credit Agreement between StanCorp and U.S. Bank National Association, dated as of June 30, 2003, extending the expiry date to June 27, 2006. A copy of the Third Amendment to the $75,000,000 Credit Agreement with U.S. Bank National Association is attached hereto and filed herewith as Exhibit 10.1.

On June 15, 2005, StanCorp entered into a Third Amendment, dated as of June 27, 2005 to the $75,000,000 Credit Agreement between StanCorp and Keybank National Association dated as of June 30, 2003, extending the expiry date to June 26, 2006. A copy of the Third Amendment to the $75,000,000 Credit Agreement with Keybank National Association is attached hereto and filed herewith as Exhibit 10.2.

Under the agreements, StanCorp is subject to customary covenants that take into consideration the impact of material transactions, changes to the business, compliance with legal requirements and financial performance. The financial covenants include limitations on indebtedness, financial liquidity, and risk-based capital. All borrowings on the lines of credit shall be due and payable by the termination date. Amounts due under the Credit Agreement may be accelerated upon the event of default, such as a breach of representation or covenant or the occurrence of bankruptcy or insolvency, if not otherwise waived or cured.

StanCorp is not required to maintain compensating balances, but pays commitment fees. Interest charged for use of the facilities is based on the federal funds rate, the bank’s prime rate, or the London Interbank Offered Rate at the time of borrowing plus an incremental basis point charge that varies by agreement, type of borrowing, and the amount outstanding on the lines. StanCorp currently has no commitments for standby letters of credit, standby repurchase obligations, or other related commercial commitments under the credit agreements.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1	Third Amendment to the Credit Agreement Between StanCorp Financial Group, Inc. and U.S. Bank National Association Dated as of June 27, 2005, $75,000,000

10.2	Third Amendment to the Credit Agreement between StanCorp Financial Group, Inc. and Keybank National Association Dated June 27, 2005, $75,000,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANCORP FINANCIAL GROUP, INC.

Dated: June 16, 2005

/s/ CINDY J. MCPIKE
Cindy J. McPike
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
*10.1	Third Amendment to the Credit Agreement Between StanCorp Financial Group, Inc. and U.S. Bank National Association Dated as of June 27, 2005, $75,000,000
*10.2	Third Amendment to the Credit Agreement between StanCorp Financial Group, Inc. and Keybank National Association Dated June 27, 2005, $75,000,000

*	Filed herewith